Emergency Disaster Systems, Inc.
Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies

Organization and Description of Business

Emergency Disaster Systems, Inc., (“the Company”) a California corporation, was incorporated on July 19, 2006. The Company currently serves Emergency Medical Services and mass casualty rapid response systems, as well as local communities, government agencies and
Fortune 500 companies with innovative emergency preparedness technology, systems, and services.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has no established source of revenue.
This matter raises substantial doubt about the Company's ability to continue as a going concern.
These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management plans to take the following steps that it believes will be sufficient to provide the
Company with the ability to continue in existence:

Management intends to raise financing through private equity financing or other means and interests that it deems necessary.

Management acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company’s system of internal accounting control is designed to assure, among other items that (1) recorded transactions are valid; (2) valid transactions are recorded; and (3)
transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows for the Company for the respective periods being presented.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results. Management believes the estimates used in preparing the financial statements are reasonable and prudent.

Cash Equivalents

Cash equivalents include highly liquid investments with maturities of three months or less.

Intangible Assets

In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," the Company
evaluates intangible assets and other long-lived assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability of intangible assets and other long-lived assets is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past

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Emergency Disaster Systems, Inc.
Notes to Financial Statements

operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss.

Revenue Recognition

The Company recognizes revenue from the sale of products and from providing services. The
Company recognizes revenue from the sale of products on the gross amount charged basis.
Under this method of recording the sale of products, the cost of goods sold reflects the cost of the goods sold to the customer plus the Company’s cost of executing the transaction. The Company has chosen this method since it takes ownership of the products that it purchases for resale, and assumes the risks and rewards of ownership of the goods. The Company recognizes revenue from providing services when the services have been performed.

Revenue is recognized in accordance with SEC Staff Accounting Bulletin No. 101, “Revenue
Recognition in Financial Statements”. The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to applicable laws and regulations, including factors such as when there has been evidence of a sales arrangement, delivery has occurred, or service have been rendered, the price to the buyer is fixed or determinable, and collectibility is reasonably assured. The Company’s sales are typically not subject to rights of return and, historically, sales returns have not been significant.

Stock – Based Compensation

The Company may periodically issue shares of common stock for services rendered or for other costs and expenses. Such shares will be valued based on the market price of the shares on the transaction date.

The Company may periodically issue stock options to employees and stock options or warrants to non-employees in non-capital raising transactions for services and for financing costs.

The Company has adopted Statement of Financial Accounting Standards No. 123, “Accounting
for Stock-Based Compensation” (“SFAS No. 123”), which establishes a fair value method of accounting for stock-based compensation plans.

The provisions of SFAS No. 123 allow companies to either record an expense in the financial statements to reflect the estimated fair value of stock options to employees, or to continue to follow the intrinsic value method set forth in Accounting Principles Board Opinion No. 25,
“Accounting for Stock Issued to Employees”, but to disclose on an annual basis the pro-forma effect on net income (loss) and net income (loss) per share had the fair value of the stock options been recorded in the financial statements. SFAS No. 123 was amended by SFAS No., 148, which now requires companies to disclose in interim financial statements the pro-forma effect on net income (loss) and net income (loss) per common share of the estimated fair value of stock options issued to employees.

In accordance with SFAS No. 123, the cost of stock options and warrants issued to non-
employees is measured at the grant date based on the fair value of the award. The fair value of the stock-based award is determined using the Black-Scholes option-pricing model. The resulting amount is charged to expenses on the straight-line basis over the period in which the Company expects to receive benefit, which is generally the vesting period.

Pro Forma Financial Disclosure – In accordance with SFAS No. 123, the Company will provide footnote disclosure with respect to stock-based employee compensation. The value of a stock-
based award will be determined using the Black-Scholes option-pricing model, whereby compensation cost is the fair value of the award as determined by the pricing model at the grant

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Emergency Disaster Systems, Inc.
Notes to Financial Statements

date or other measurement date. The resulting amount will be charged to expense on the straight-line basis over the period in which the Company expects to receive benefit, which is generally the vesting period.

The Company did not have any stock options outstanding during the period July 19, 2006 (date of inception) through August 7, 2006 accordingly, no pro forma financial disclosure is provided herein.

Income Taxes

The Company accounts for income taxes under SFAS 109, "Accounting for Income Taxes."
Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases.
Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.
Earnings Per Common Share

Statement of Financial Accounting Standards No. 128, “Earnings Per Share”, requires presentation of basic earnings per share (”Basic EPS”) and diluted earnings per share (“Diluted
EPS”). Basic earnings (loss) per share is computed by dividing earnings (loss) available to common stockholders by the weighted average number of common shares outstanding (including shares reserved for issuance) during the period. Diluted earnings per share gives effect to all dilutive potential common shares outstanding during the period. The Company did not have any potentially dilutive securities outstanding during the period July 19, 2006 (date of inception)
through August 7, 2006. Accordingly, basic and diluted loss per common share is the same.

Advertising

The costs of advertising, promotion and marketing programs are charged to operations in the calendar year incurred.

Segmented Information

Management has determined that the Company operates in one dominant industry segment.
Additional segment disclosure requirements will be evaluated as it expands its operations.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents and accounts receivables. The Company places its cash with high quality financial institutions and at times may exceed the FDIC $100,000 insurance limit.
The Company extends credit based on an evaluation of the customer's financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, as required. Accounts are “written-off” when deemed uncollectible.

Special – purpose entities

The Company does not have any off-balance sheet financing activities.

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Emergency Disaster Systems, Inc.
Notes to Financial Statements

Accounts receivable and allowance for doubtful accounts

Trade receivables will be reported at their outstanding unpaid balances less an allowance for doubtful accounts. The allowance for doubtful accounts will be increased by charges to income
and decreased by chargeoffs (net of recoveries).	The Company will perform periodic evaluations
of the adequacy of the allowance based on our past loss experience and adverse situations that may affect a customer’s ability to pay.

Inventories

Inventories are stated at the lower of cost or market with cost being determined on the first-in, first-out (FIFO) basis.

Property and equipment

Property and equipment will be stated at cost. Repairs and maintenance costs will be expensed as incurred and major betterments and renewals will be capitalized. Sales and retirements of property and equipment will be recorded by removing the related cost and accumulated depreciation from the accounts, after which any related gains or losses are recognized.

The Company will depreciate property and equipment using the straight-line method over the assets’ estimated useful lives as follows:

Years
Computer equipment	5
Office furnishings and equipment	5-7
Leasehold improvements	Shorter of useful life or term of lease
Automotive equipment	5

There was no depreciation expense for the period July 19, 2006 (date of inception) through
August 7, 2006.

Impairment of long-lived assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting
for the Impairment or Disposal of Long-Lived Assets,” the Company will periodically assess the impairment of long-lived assets when conditions indicate a possible loss. When necessary, we will record charges for impairments of long-lived assets for the amount by which the present value of future cash flows, or some other fair value measure, is less than the carrying value of these assets.

Fair value of financial instruments

The Company uses the following methods and assumptions to estimate the fair value of derivative and other financial instruments at the relative balance sheet date:

· Short-term financial statements (cash equivalents, accounts receivable and payable, and accrued liabilities) – cost approximates fair value because of the short maturity period.

The Company has no derivative instruments, and therefore no derivative exposure at August 7,
2006.

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Emergency Disaster Systems, Inc.
Notes to Financial Statements

Note 3 – Recently issued accounting pronouncements

In June 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154,
“Accounting Changes and Error Corrections – a replacement of APB No. 20 and FAS No. 3”
(“SFAS No. 154”). SFAS No. 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. It establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to the newly adopted accounting principle. SFAS No.
154 also provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and for reporting a change when retrospective application is impracticable. The correction of an error in previously issued financial statements is not an accounting change. However, the reporting of an error correction involves adjustments to previously issued financial statements similar to those generally applicable to reporting an accounting change retrospectively. Therefore, the reporting of a correction of an error by restating previously issued financial statements is also addressed by SFAS No. 154. SFAS No.
154 is required to be adopted in fiscal years beginning after December 15, 2005. The Company does not believe its adoption of this new standard will have a material impact on its consolidated results of operations or financial position.

In February 2006, the Financial Accounting Standards Board (the “FASB”) issued Statement of
Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Instruments,” (SFAS
155), which amends SFAS 133, “Accounting for Derivative Instruments and Hedging Activities,”
and SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments
of Liabilities.” SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is effective for all financial instruments acquired or issued in the fiscal years beginning after September 15,
2006. The Company does not expect its adoption of this new standard to have a material impact on the Company’s financial position, results of operations or cash flows.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets –
an amendment of FASB Statement No. 140” (“SFAS 156”). This statement was issued to simplify the accounting for servicing assets and liabilities, such as those common with mortgage securitization activities. The statement addresses the recognition and measurement of separately recognized servicing assets and liabilities and provides an approach to simplify hedge-
like (offset) accounting. SFAS 156 clarifies when an obligation to service financial assets should be separately recognized (as servicing asset or liability), requires initial measurement at fair value and permits an entity to select either the Amortization Method of the Fair Value Method. This
statement is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on the Company’s financial position, results of operations or cash flows.

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income
Taxes” (“FIN 48”), which is effective for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxed recognized in the financial statements in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return. The Company does not expect that the implementation of FIN 48 will have a material impact on its financial position, results of operations or cash flows.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective in

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Emergency Disaster Systems, Inc.
Notes to Financial Statements

fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that the adoption of this statement will have on the Company’s consolidated financial statements.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined
Pension and Other Postretirement Plans.” This Statement requires recognition of the funded status of a single-employer defined benefit postretirement plan as an asset of liability in its statement of financial position. Funded status is determined as the difference between the fair value of plan assets and the benefit obligation. Changes in that funded status should be recognized in other comprehensive income. This recognition provision and the related disclosures are effective as of the end of the fiscal year ending after December 15, 2006. The
Statement also requires the measurement of plan assets and benefit obligations as of the date of the fiscal year-end statement of financial position. This measurement provision is effective for fiscal years ending after December 15, 2008. The Company does not expect its adoption of this new standard to have a material impact on the Company’s financial position, results of operations or cash flows.

On September 13, 2006 the Securities and Exchange Commission (“SEC”) issued Staff
Accounting Bulletin No. 108 (“SAB 108”) which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. SAB 108 is effective for fiscal years ending after November 15, 2006.
The Company does not expect this pronouncement to have a material impact on the Company’s consolidated financial statements.

Note 4 – Risk management

Management of risk is an essential element of the Company’s operations. The main risk inherent to the Company’s operations is those related to credit risk exposures.

The Company is exposed to credit risk which is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss.

The Company structures the level of credit risk that it undertakes by placing limits on the amount of risk accepted in relation to one customer.

Note 5 – Income taxes

The income tax provision consisted of the following at August 7, 2006:

Current	$ 5,887
Deferred	--

Deferred tax assets and liabilities will be recognized for the expected future tax consequences attributable to differences between the financial statement and tax bases of assets and liabilities using enacted tax rates expected to apply in the years in which the temporary differences are expected to reverse. There are no timing differences at August 7, 2006.

Note 6 – Subsequent event

On August 7, 2006, United Biodefense, Inc. acquired 100% of the outstanding common shares of the Company.

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